Exhibit 99.2

Exhibit 99.2

INVESTOR PRESENTATION

October 30, 2014

Safe Harbor

Forward-Looking Statements. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of October 30, 2014 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “intends” and “expects,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; modifications to our current business models and practices or our adoption of new business models or practices in order to compete; changes in search engine algorithms and dynamics or other traffic-generating arrangements; declines or disruptions in the travel industry; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; our failure to maintain and expand our brand awareness or increased costs to do so; our failure to adapt to technological developments or industry trends; risks relating to our operations in international markets, including China; adverse application of existing tax or unclaimed property laws, rules or regulations or implementation of new unfavorable laws, rules or regulations; adverse outcomes in legal proceedings to which we are a party; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; determinations by U.S. and foreign tax authorities regarding our worldwide tax provision for income taxes; payments related risks, including credit card fraud; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary; interruption or lack of redundancy in our information systems; failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of the Company; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform on financial obligations; fluctuations in foreign exchange rates; our failure to comply with governmental regulation and other legal obligations related to our processing, storage, use and disclosure of personal data, and liabilities related to security breaches; risks related to our acquisitions, investments or significant commercial arrangements; risks related to our long-term indebtedness; our failure to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property from copying or use by others, including competitors; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including our quarterly report on Form 10-Q for the quarter ended September 30, 2014. Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.

Non-GAAP Measures. Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the Appendix. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations.

Industry / Market Data. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness.

Trademarks & Logos. Trademarks and logos are the property of their respective owners.

© 2014 Expedia, Inc. All rights reserved. CST: 2029030-50

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Investment Highlights

Global Leader in ~$1.1 Trillion Market with Strong Offline-to-Online Trends

Significant Growth Opportunities Across Geographies

Rapid Expansion in Highly Fragmented Hotel Industry Supported by Multi-Product Offering Technology Platform Innovation Driving Higher Conversion

Success in Growing Mobile Channels

High Growth Advertising & Media Business Powerful Free Cash Flow (FCF) Generation Solid Track Record of Disciplined Capital Allocation

A Growth Company

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One of the Largest Travel Companies in the World

expedia inc.

Depth and Breadth of

SUPPLY



~365,000 Hotels[1] in **200+** Countries



400+ Airlines



4.6 Million Packages



VOLUME AND GLOBAL REACH
Diverse Demand:
Geography AND Travel Type
Mutually Beneficial Supply Agreements
expedia inc.
Value to Travelers
Scale Enables Virtuous Circle
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

Volume and Diversity of Global Travel

DEMAND



~62 Million Unique Visitors[2]



Travelers in **~70 Countries**



Corporate **and** Leisure Travel; Online **and** Offline

[1] Includes eLong bookable properties
[2] comScore Worldwide Average Monthly UV data, TTM 3Q14

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Established Brands With Global Reach

Trusted Brands

#1 Full-Service A Leading Hotel A Leading Hotel A Leader in Global

Online Travel Agency Specialist Globally Metasearch Company Corporate Travel

31 Sites in 85 Sites in Sites in Presence in

31 Countries1 67 Countries 49 Countries 64 Countries

Brand Strength in

EVERY Established Market

Solid Foothold in Emerging Markets

1Includes AirAsia JV 5

Diversifying Revenue Mix Reduces Risk and Positions the Business for Growth

Revenue Revenue

12/31/2005 TTM1 9/30/2014

GEOGRAPHY

PRODUCT

International

22%

Domestic

78%

International

48%

Domestic

52%

Car, Cruise &

Other

Ad & Media 13%

2%

Air

22%

Hotels

63%

Car, Cruise &

Other

13%

Ad & Media

8%

Air

8% Hotels

71%

1 Trailing twelve months

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Global Leader and Significant Headroom for Further Growth

UNITED EUROPE ASIA LATIN STATES PACIFIC AMERICA

Expedia Share:

ONLINE Expedia Expedia Expedia Expedia

TRAVEL 15% 6% 5% 5%

SEGMENT

Other Other Other Other

45% of Total

Travel Market 60% 53% 27% 21%

Expedia Expedia Expedia Expedia

2014 TOTAL 9% 3% 1% 1%

TRAVEL

MARKET Other

Other Other Other

Total Travel

Market ~$1.1T $318B $358B $342B $73B

Sources: PhoCusWright estimates and Expedia data; travel market size estimates based on PhoCusWright data for full year 2014; Latin America total travel market sizing data based on PhoCusWright data for full year 2012 and World Economic and Financial Surveys.

Note: Expedia’s share of travel market defined by TTM gross bookings as of September 30, 2014.

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Rapidly Expanding in Fragmented Hotel Segment of the Travel Industry

expedia inc.

Expedia, Inc. Has Scale in Hotels …

$5.6B
TTM 9/30/14
Revenues



Other[1]
Air
Hotels
71%

~365k Hotels[2] in 200+ Countries

Single Largest Booker of Rooms in US … But Still Only ~6% Share[3]

… And Significant Room for Additional Growth



Number of Hotels[4]
tripadvisor
850,000
trivago
700,000
Booking.com
538,000
expedia inc.
365,000
Global Team Accelerating Pace of Hotel Acquisition
ORBITZ
100,000



[1] Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
[2] Includes eLong bookable properties
[3] Sources: Smith Travel Research and Expedia data
[4] Hotel data for TripAdvisor, trivago, Booking.com and Orbitz obtained from respective company websites. Booking.com number includes ~199,000 vacation rental properties.

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Have Completed Significant Technology Investments That Fortify the Business

CUSTOMIZED Front-End Technology for Rapid Innovation and Powerful Analytics… Improving Conversion

CENTRALIZED Customer Operations Technology

CENTRALIZED Transactional Infrastructure:

Financials / Order Management / Inventory Management

Industry Leading Mobile Initiatives Drive Traffic and Revenue

The World Is Changing …

Opening Up Significant Opportunities in Travel

More than

One in Five

Room Nights

Booked on a

Mobile Device

Unique Supply Deal and

Value Proposition to Customers:

Up to 40% Off

Just for Mobile

… Expedia, Inc. Leads the Way

in App Development

Expedia Hotels & Flights named People’s Voice Travel App at the Webby Awards in 2013; is among Top 5 Free Travel Apps in the iTunes Store

Hotels.com is among Top 10 Free Travel Apps in the iTunes Store

Hotwire won a W3 Award for its iPhone app and a Travel Weekly Magellan Award for its iPad app

in Mobile Innovation

Expedia launched new tablet app for iOS and Android

Expedia,

Hotels.com and Hotwire launched apps for wearables

Significant Acceleration in the Advertising and Media Business

ADVERTISING & MEDIA REVENUE

$ Millions

$447

$3191

$99 $109 $113 $131

2009 2010 2011 2012 2013 TTM 3Q14

’09-’11 CAGR : 6.8% ’11-’13 CAGR : 68.0%

Note: Reported numbers are net of any intercompany revenue

1	Controlling interest in trivago GmbH (“trivago”) acquired in March 2013

Expedia Has Multiple Competitive Moats

TECHNOLOGY PLATFORM

Investment in Technology to Drive Conversion and Bookings

SUPPLY

Global Travel Supply Footprint and Deep Supplier Relationships

Leisure

DIVERSE DEMAND Corporate

Call Centers

Multiple Sources Traditional Travel Agency

Online

SCALE and BREADTH

Global Scale Across Multiple Travel Brands and Product Offerings

Financial Results

GROSS BOOKINGS

$ Billions

$48

$34 $39

$26 $29

$21 $22

2008 2009 2010 2011 2012 2013 TTM

3Q14

REVENUE

$ Billions

$5.6

$4.8

$4.0

$3.4

$2.7 $2.7 $3.0

2008 2009 2010 2011 2012 2013 TTM

3Q14

ADJUSTED EBITDA1

$ Millions

$1,017

$879

$803

$711

$662 $700

$621

2008 2009 2010 2011 2012 2013 TTM

3Q14

1	Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation

ADJUSTED EPS2,3

$4.04

$3.10 $3.22

$2.53 $2.75

$1.97 $2.10

2008 2009 2010 2011 2012 2013 TTM

2	Non-GAAP measure. See Appendix B for Non-GAAP to GAAP Reconciliation 3Q14
3	Adj. EPS is EPS for Expedia, Inc. considering TripAdvisor on a discontinued operations basis

Investment Highlights

Global Leader in ~$1.1 Trillion Market with Strong Offline-to-Online Trends

Significant Growth Opportunities Across Geographies

Rapid Expansion in Highly Fragmented Hotel Industry Supported by Multi-Product Offering Technology Platform Innovation Driving Higher Conversion

Success in Growing Mobile Channels

High Growth Advertising & Media Business Powerful Free Cash Flow (FCF) Generation Solid Track Record of Disciplined Capital Allocation

A Growth Company

APPENDICES

Non-GAAP Definitions

Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings; (5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.

The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future ongoing performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

Adjusted EPS is defined as Adjusted Net Income divided by adjusted weighted average shares outstanding, which include dilution from options and warrants per the treasury stock method and include all shares relating to RSUs in shares outstanding for Adjusted EPS. This differs from the GAAP method for including RSUs, which treats them on a treasury method basis. Shares outstanding for Adjusted EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. We believe Adjusted EPS is useful to investors because it represents, on a per share basis, Expedia’s consolidated results, taking into account depreciation, which we believe is an ongoing cost of doing business, as well as other items which are not allocated to the operating businesses such as interest expense, taxes, foreign exchange gains or losses, and minority interest, but excluding the effects of certain expenses not directly tied to the core operations of our businesses. Adjusted Net Income and Adjusted EPS have similar limitations as Adjusted EBITDA. In addition, Adjusted Net Income does not include all items that affect our net income / (loss) and net income / (loss) per share for the period. Therefore, we think it is important to evaluate these measures along with our consolidated statements of operations.

Non-GAAP / GAAP Reconciliation: Adjusted EBITDA

expedia inc.

$ Millions	2008	2009	2010	2011	2012	2013	TTM 3Q14
Adjusted EBITDA	$621	$662	$700	$711	$803	$879	$1,017
Depreciation	(72)	(93)	(106)	(133)	(164)	(212)	(254)
Amortization of Intangible Assets	(58)	(24)	(23)	(22)	(32)	(72)	(77)
Impairment of Goodwill	(2,480)	-	-	-	-	-	-
Impairment of Intangible and Other Long-Lived Assets	(234)	-	-	-	-	-	-
Legal Reserves , Occupancy Tax and Other	(1)	(68)	(23)	(21)	(117)	(78)	(42)
Stock-Based Compensation	(56)	(56)	(53)	(64)	(65)	(130)	(89)
Acquisition-related and other	-	-	-	-	-	(10)	-
Restructuring Charges	-	(34)	-	-	-	-	-
Realized Loss (Gain) on Revenue Hedges	-	11	4	8	6	(11)	7
Operating Income (Loss)	**$(2,281)**	**$398**	**$501**	**$480**	**$432**	**$366**	**$562**
Total Other Expense, Net	(66)	(78)	(75)	(78)	(82)	(65)	(65)
Income (Loss) from Continuing Operations before Income Taxes	**(2,347)**	**320**	**426**	**402**	**350**	**301**	**497**
Provision for Income Taxes	3	(102)	(120)	(76)	(47)	(84)	(86)
Income (Loss) from Continuing Operations	**(2,343)**	**218**	**306**	**326**	**303**	**216**	**411**
Discontinued Operations, Net of Taxes	(177)	85	120	148	(23)	-	-
Net Income (Loss)	**(2,521)**	**304**	**426**	**475**	**280**	**216**	**411**
Net (Income) Loss Attributable to Noncontrolling Interests	3	(4)	(4)	(2)	-	16	16
Net Income (Loss) Attributable to Expedia, Inc.	**$(2,518)**	**$300**	**$422**	**$473**	**$280**	**$233**	**$427**

Note: Numbers may not sum due to rounding

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Non-GAAP / GAAP Reconciliation: Adjusted EPS

expedia inc.

$ Thousands	2008	2009	2010	2011	2012	2013	TTM 3Q14
Net Income / (Loss) attributable to Expedia, Inc.	**(2,517,763)**	**$299,526**	**$421,500**	**$472,294**	**$280,171**	**$232,850**	**$426,845**
Discontinued operations, net of taxes	177,366	(85,349)	(119,885)	(148,148)	22,539	-	-
Stock-Based Compensation	55,731	55,756	52,507	63,847	64,596	130,173	89,109
Amortization of Intangibles	58,275	23,875	22,514	21,925	31,705	71,731	77,085
Restructuring Charges	-	34,168	-	-	-	-	-
Noncontrolling Investment Basis Adjustment	-	5,158	-	-	-	-	-
Legal Reserves, Occupancy Tax and Other	1,051	67,999	22,692	20,855	117,025	77,919	42,084
Acquisition-related and other	-	-	-	-	-	9,829	-
Foreign Currency Loss on U.S. Dollar Cash Balances Held by eLong	8,586	128	2,711	2,690	16	(165)	(55)
Impairment of Goodwill / Other-than-temporary investment impairment	2,480,470	-	-	-	-	-	4,247
Impairment of Intangible and Other Long-Lived Assets	233,900	-	-	-	-	-	-
Stock-based compensation as part of equity method investments	-	-	-	-	-	-	352
(Gain) / Loss on Derivative Instruments Assumed at Spin-Off	(4,600)	38	-	-	-	-	-
Amort. of Intangible Assets as Part of Equity Method Investments	2,593	458	-	-	-	-	-
Unrealized (Gain) / Loss on Revenue Hedges	-	(1,033)	4,898	(4,479)	3,199	(1,072)	(12,544)
Noncontrolling Interests	(3,837)	(1,343)	(2,877)	(3,135)	(2,263)	(15,278)	(18,035)
Provision for Income Taxes	(195,678)	(86,395)	(34,449)	(41,362)	(78,485)	(58,493)	(68,449)
Adjusted Net Income	**$296,094**	**$312,774**	**$369,611**	**$384,487**	**$438,503**	**$451,973**	**$540,639**
GAAP Diluted Weighted Average Shares Outstanding	143,084	146,071	144,014	138,702	139,929	139,593	133,306
Additional Restricted Stock Units	6,886	3,183	1,889	1,331	1,323	565	516
Adjusted Weighted Average Shares Outstanding	**149,970**	**149,254**	**145,903**	**140,033**	**141,252**	**140,158**	**133,821**
Adjusted Earnings from Continued Operations Per Share	**$1.97**	**$2.10**	**$2.53**	**$2.75**	**$3.10**	**$3.22**	**$4.04**

Note: Numbers may not sum due to rounding

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